SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to 240.14a-12

                           Commercial Metals Company
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                  James Unger
                                 Steve Mongillo
                                 George Hebard
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE TO/A
    (RULE 14D-100) TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR 13(E)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 7)

                           COMMERCIAL METALS COMPANY
                       (NAME OF SUBJECT COMPANY (ISSUER))

                               IEP Metals Sub LLC
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                           (NAMES OF FILING PERSONS)*

                         COMMON STOCK, PAR VALUE $0.01
                         (TITLE OF CLASS OF SECURITIES)

                                   201723103
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            KEITH L. SCHAITKIN, ESQ.
                                GENERAL COUNSEL
                                ICAHN CAPITAL LP
                          767 FIFTH AVENUE, 47TH FLOOR
                            NEW YORK, NEW YORK 10153
                                 (212) 702-4380

  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
                AND COMMUNICATIONS ON BEHALF OF FILING PERSONS)
                           CALCULATION OF FILING FEE

TRANSACTION VALUATION:                                  AMOUNT OF FILING FEE:
______________________                                   ____________________
$1,560,210,000*                                             $178,800.07**
* Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows: 104,014,000 shares of common stock of the Issuer multiplied by $15 per share. The number of shares used in the transaction value calculation is based on the 115,539,000 shares stated to be issued and outstanding according to the Issuer in its Definitive Proxy Statement filed with the Securities and Exchange Commission on December 6, 2011, less 11,525,000 shares beneficially owned, as of December 9, 2011, by the Offeror and its affiliates.

** The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory
     #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

[X]  Check  the  box  if  any  part  of  the  fee  is offset as provided by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:                         Filing Party:
$178,800.07                                     Icahn Enterprises Holdings LP
Form or registration no.:                       Date Filed:
Schedule TO-T                                   December 9, 2011

[ ] Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

[X]  third party tender offer subject to Rule 14d-1
[ ]  going-private transactionsubject to Rule 13e-3
[ ]  issuer tender offer subject to Rule 13e-4
[X]  amendment to Schedule 13Dunder Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer:[ ]

                     COMBINED SCHEDULE TO AND SCHEDULE 13D

    * Introductory Note: IEP Metals Sub LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer. IEP Metals Sub LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

     This Amendment No. 7 amends and supplements the Tender Offer Statement on Schedule TO filed on December 9, 2011 (as amended by Amendment No. 1 filed on
December 9, 2011, Amendment No. 2 filed on December 19, 2011, Amendment No. 3 filed on December 27, 2011, Amendment No. 4 filed on January 5, 2012, Amendment No. 5 filed on January 5, 2012 and Amendment No. 6 filed on January 6, 2012, the "Schedule TO") relating to the offer by IEP Metals Sub LLC, a Delaware limited liability company ("IEP Metals Sub") and Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings", and together with IEP Metals Sub, the "Offeror"), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common
Stock") of Commercial Metals Company, a Delaware corporation ("Commercial Metals"), including the associated rights issued pursuant to the Rights Agreement, dated as of July 30, 2011, between Commercial Metals and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, that are issued and outstanding (the "Rights", and together with the Common Stock, the "Shares") at a price of $15.00 per Share, without interest and less any required withholding taxes, if any. Both IEP Metals Sub and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

     The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated December 9, 2011 (the "Offer to Purchase"). The Offer to Purchase, the related Letter of Transmittal (the "Letter of Transmittal") and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits
(a)(1)(i),  (a)(1)(ii)  and  (a)(1)(iii),  respectively, constitute the "Offer".

     As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

     As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on July 28, 2011, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the "Icahn Entities").

ITEM 11 - ADDITIONAL INFORMATION.

     Item 11 of the Schedule TO, and the Offer to Purchase, to the extent incorporated by reference therein, are hereby amended and supplemented as set forth below.

     The second paragraph in the subsection titled "Antitrust" in Section 15 - "Certain Legal Matters" of the Offer to Purchase is amended and supplemented to include the following new sentence at the end of such paragraph:

     "Early termination of the waiting period for the Offer under the HSR Act was granted effective January 6, 2012."

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                            ICAHN PARTNERS LP


                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND II LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND III LP

                                            By: /S/ EDWARD MATTNER
                                                ------------------
                                                Name: EDWARD MATTNER
                                                Title: AUTHORIZED SIGNATORY


                                            HIGH RIVER LIMITED PARTNERSHIP

                                            BY: HOPPER INVESTMENTS LLC, ITS
                                                GENERAL PARTNER

                                            BY: BARBERRY CORP., ITS SOLE MEMBER

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            HOPPER INVESTMENTS LLC
                                            BY: BARBERRY CORP., ITS SOLE MEMBER

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            BARBERRY CORP.

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ONSHORE LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN OFFSHORE LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN CAPITAL LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            IPH GP LLC

                                            By: /S/ EDWARD MATTNER
                                                ------------------
                                                Name: EDWARD MATTNER
                                                Title: AUTHORIZED SIGNATORY


                                            ICAHN ENTERPRISES HOLDINGS L.P.
                                            BY: ICAHN ENTERPRISES G.P. INC., ITS
                                                GENERAL PARTNER

                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            IEP METALS SUB LLC
                                            BY: ICAHN ENTERPRISES HOLDINGS L.P.,
                                                ITS SOLE MEMBER
                                            BY: ICAHN ENTERPRISES G.P. INC., ITS
                                                GENERAL PARTNER

                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title:  CHIEF FINANCIAL OFFICER


                                            ICAHN ENTERPRISES G.P. INC.


                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            BECKTON CORP.


                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            /S/ CARL C. ICAHN
                                            -----------------
                                            Name:  CARL C. ICAHN

Date: January 9, 2012

                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
----------    -----------
(a)(1)(i)     Offer to Purchase, dated December 9, 2011*

(a)(1)(ii) Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number) *

(a)(1)(iii)   Notice of Guaranteed Delivery*

(a)(1)(iv) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)     Letter to Clients*

(a)(5)(i) Summary Advertisement as published in the New York Times, by the Offeror, on December 9, 2011*

(a)(5)(ii) Press Release of the Offeror, dated December 6, 2011 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on December 6,2011)*

(a)(5)(iii)   Press Release of Icahn Enterprises LP, dated December 9, 2011*

(a)(5)(iv)    Press Release of Icahn Enterprises LP, dated December 27,2011*

(a)(5)(v)     Press Release of Icahn Enterprises LP, dated January 4, 2012*

(a)(5)(vi)    Press Release of Icahn Enterprises LP, dated January 5, 2012*

(a)(5)(vii)   Press Release of Icahn Enterprises LP, dated January 6,2012*

 (b)          None.

 (d)          None.

 (g)          None.

 (h)          None.

___________________
*  Previously Filed